SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 19, 2002

PHOENIX TECHNOLOGIES LTD.
(Exact name of registrant as specified in its charter)

Delaware	0-17111	04-2685985
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

411 E. Plumeria Drive San Jose, CA	95134
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (408) 570-1000

(Former name or former address if changed since last report)

Item 2.    Acquisition or Disposition of Assets

As described in a Current Report on Form 8-K filed by Phoenix Technologies Ltd. (“Phoenix”) on July 25, 2002, Phoenix entered into a Tender and Voting Agreement dated July 23, 2002 with Synopsys, Inc., a Delaware corporation (“Synopsys”) to tender its shares in inSilicon Corporation, a Delaware corporation (“inSilicon”), to Synopsys in response to a cash tender offer that Synopsys planned to make for all outstanding shares of inSilicon pursuant to an Agreement and Plan of Merger dated July 23, 2002 among Synopsys, InSilicon, and Ferrite Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Synopsys.

On September 19, 2002, Phoenix completed the sale of 10,450,010 shares, or 100% of its ownership interest in inSilicon, in the Synopsys tender offer for $4.05 per share pursuant to the terms of the Tender and Voting Agreement.

The above description of Phoenix’s sale of its shares of inSilicon is a summary and as such is not intended to be complete. It is subject to, and qualified by reference to, the Tender and Voting Agreement, which is attached as Exhibit 2.1 to Phoenix’s Current Report on Form 8-K filed on July 25, 2002, the press release announcing execution of the Tender and Voting Agreement, which is attached as Exhibit 99.1 to Phoenix’s Current Report on Form 8-K filed on July 25, 2002, and the press release announcing the closing of the transaction attached as Exhibit 99.2 to this Current Report on Form 8-K. Each of the foregoing documents is incorporated herein by reference.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(a)  Financial Statements of Businesses Acquired.

Not applicable.

(b)  Pro Forma Financial Information.

On September 19, 2002, Phoenix Technologies Ltd. completed the sale of its ownership interest in inSilicon for a total cash payment of $42.3 million. Based upon inSilicon’s net worth at June 30, 2002, Phoenix’s ownership percentage on that date, and the estimated costs and expenses incurred in connection with the sale, Phoenix anticipates that it will record a gain of $5.7 million, net of tax. The anticipated gain will be adjusted to reflect inSilicon’s final net worth on the date of the sale and related tax expense.

The following unaudited pro forma condensed financial statements and the notes related thereto are being filed herewith:

—	Unaudited Pro Forma Condensed Balance Sheet as of June 30, 2002

—	Unaudited Pro Forma Condensed Statements of Operations for the nine months ended June 30, 2002

—	Unaudited Pro Forma Condensed Statements of Operations for the year ended September 30, 2001

The pro forma adjustments represent, in the opinion of management, all adjustments necessary to present Phoenix’s pro forma results of operations and financial position in accordance with Article 11 of SEC Regulation S-X and are based upon available information and certain assumptions considered reasonable under the circumstances.

The pro forma condensed financial statements should be read in conjunction with Phoenix’s unaudited condensed consolidated financial statements and notes thereto included in the Company’s quarterly report on Form 10-Q for the period ended June 30, 2002 and audited consolidated financial statements and notes thereto included in the Company’s annual report on Form 10-K for the year ended September 30, 2001, filed on August 5, 2002 and December 5, 2001, respectively. The pro forma information may not necessarily be indicative of what the Company’s results of operations or financial position would have been had the transaction been in effect as of and for the periods presented, nor is such information necessarily indicative of the Company’s results of operations or financial position for any future period or date.

PHOENIX TECHNOLOGIES LTD.

PRO FORMA CONSOLIDATED BALANCE SHEETS (UNAUDITED)
(in thousands)

The following table shows the unaudited pro forma condensed consolidated balance sheet of the Company at June 30, 2002 as if the transaction had taken place on June 30, 2002.

	June 30, 2002
	Historical	Business to be disposed	Pro forma adjustments		Pro forma
ASSETS
Current assets:
Cash and cash equivalents	$46,206	$(27,873)	$42,323	A	$60,656
Short-term investments	11,787	—	—		11,787
Accounts receivable, net	27,637	(3,201)	—		24,436
Receivables from affiliated parties	—	1,986	—		1,986
Prepaid royalties and maintenance	2,312	(337)	—		1,975
Deferred income taxes	5,186	(513)	—		4,673
Other current assets	5,379	(1,542)	—		3,837

Total current assets	98,507	(31,480)	42,323		109,350
Property and equipment, net	9,629	(876)	—		8,753
Computer software costs, net	19,942	(4,476)	—		15,466
Goodwill and intangible assets, net	19,645	(5,549)	—		14,096
Deferred income taxes	8,743	513	(4,296	)B	4,960
Prepaid royalties—non current	8,041	—	—		8,041
Other assets	2,280	(51)	—		2,229

Total assets	$166,787	(41,919)	38,027		162,895

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$1,483	(298)	—		1,185
Accrued compensation and related liabilities	9,991	(802)	—		9,189
Deferred revenue	7,881	(3,113)	—		4,768
Accrued acquisition costs	—	—	—		—
Income taxes payable	1,473	(422)	7,689	B	8,740
Other accrued liabilities	5,243	(1,340)	1,000	A	4,903

Total current liabilities	26,071	(5,975)	8,689		28,785
Long-term obligations	1,126	—	—		1,126

Total liabilities	27,197	(5,975)	8,689		29,911
Minority interest	12,296	—	(12,296	)C	—

Stockholders’ equity:
Preferred stock	—	—	—
Common stock	31	—	—		31
Additional paid-in capital	177,299	(51)	—		177,248
Retained earnings	32,244	—	5,690	A	37,934
Accumulated other comprehensive income (loss)	(1,534)	51	—		(1,483)
Less: Cost of treasury stock	(80,746)	—	—		(80,746)

Total stockholders’ equity	127,294	—	5,690		132,984

Total liabilities and stockholders’ equity	$166,787	$(5,975)	$2,083		$162,895

PHOENIX TECHNOLOGIES LTD.

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
(in thousands, except per share amounts)

The following table shows the unaudited pro-forma condensed consolidated results of operations for the 9 months ended June 30, 2002 as if the transaction had taken place as of October 1, 2001.

	Nine months ended June 30, 2002
	Historical	Business to be disposed	Pro forma adjustments		Pro Forma
Revenues:
License fees	$81,142	$(9,935)	$—		$71,207
Services	10,887	(4,356)	—		6,531

Total revenues	92,029	(14,291)	—		77,738

Cost of revenues:
License fees	4,485	(1,249)	—		3,236
Services	4,791	(166)	—		4,625
Amortization of purchased technology	3,723	(1,499)	—		2,224
Restructuring related write-off and impairment of capitalized software	1,172	(1,172)	—		—

Total cost of revenues	14,171	(4,086)	—		10,085

Gross Margin	77,858	(10,205)	—		67,653

Operating expenses:
Research and development	26,737	(5,962)	879	D	21,654
Sales and marketing	29,875	(5,799)	879	D	24,955
General and administrative	17,390	(3,409)	440	D	14,421
Amortization of goodwill and acquired intangible assets	3,495	(1,757)	—		1,738
Stock-based compensation	690	(347)	—		343
Restructuring and related charges	5,142	(1,216)	—		3,926

Total operating expenses	83,329	(18,490)	2,198		67,037

Income (loss) from operations	(5,471)	8,285	(2,198)		616

Interest and other income, net	555	(440)	—		115
Minority interest	2,615	—	(2,615	) C	—

Income (loss) before income taxes	(2,301)	7,845	(4,813)		731
Income tax expense (credit)	1,343	(428)	(666	) E	249

Net Income (loss)	$(3,644)	$8,273	$(4,147)		$482

Earnings (loss) per share:
Basic	$(0.14)				$0.02
Diluted	$(0.14)				$0.02
Shares used in earnings (loss) per share calculation:
Basic	25,702				25,702
Diluted	25,702				26,317

PHOENIX TECHNOLOGIES LTD.

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
(in thousands, except per share amounts)

The following table shows the unaudited pro-forma condensed consolidated results of operations for the 12 months ended September 30, 2001 as if the transaction had taken place as of October 1, 2000.

	Fiscal Year Ended September 30, 2001
	Historical	Business to be disposed	Pro forma adjustments		Pro Forma
Revenues:
License fees	$103,324	$(13,095)	$—		$90,229
Services	18,113	(5,984)	—		12,129

Total revenues	121,437	(19,079)	—		102,358

Cost of revenues:
License fees	3,796	(1,498)	—		2,298
Services	15,138	(208)	—		14,930
Amortization of purchased technology	2,131	(1,321)	—		810

Total cost of revenues	21,065	(3,027)	—		18,038

Gross Margin	100,372	(16,052)	—		84,320
Operating expenses:
Research and development	45,526	(11,113)	1,223	D	35,636
Sales and marketing	37,213	(9,314)	1,223	D	29,122
General and administrative	24,743	(4,930)	611	D	20,424
Amortization of goodwill and acquired intangible assets	5,027	(3,883)	—		1,144
Stock-based compensation	1,713	(978)	—		735
Impairment of long-lived assets	9,393	(9,393)	—		—
Restructuring and related charges	1,525	(48)	—		1,477

Total operating expenses	125,140	(39,659)	3,057		88,538

Income (loss) from operations	(24,768)	23,607	(3,057)		(4,218)
Interest and other income, net	2,866	(1,592)	—		1,274
Gain (loss) on investments	(2,824)	(1,302)	—		(1,522)
Minority interest	5,891	—	(5,891	)C	—

Income (loss) before income taxes	(18,835)	23,317	(8,948)		(4,466)
Income tax expense (credit)	(833)	2,053	(1,223	)E	(3)

Net Income (loss)	$(18,002)	$21,264	$(10,171)		$(4,463)

Earnings (loss) per share:
Basic	$(0.72)				$(0.18)
Diluted	$(0.72)				$(0.18)
Shares used in earnings (loss) per share calculation:
Basic	25,141				25,141
Diluted	25,141				25,141

NOTES TO UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION

Basis of Presentation

The above unaudited pro forma condensed consolidated financial statements present financial information for Phoenix giving effect to the sale of all of its ownership interest in inSilicon, which was effective as of September 19, 2002. The unaudited pro forma condensed balance sheet as of June 30, 2002 is presented as if the transaction occurred on that date. The unaudited pro forma condensed statements of operations for the nine months ended June 30, 2002 and for the year ended September 30, 2001 are presented as if the transaction had occurred at the beginning of the respective periods and excluded the anticipation gain to be realized.

Unaudited Pro Forma Financial Adjustments

(A)  Reflects the sale of all of its ownership interest in inSilicon to Synopsys for a total cash payment of $42.3 million at September 19, 2002. The pro forma adjustments to other current liabilities reflect the estimated costs and expenses incurred in connection with the sale. Included in pro forma retained earnings at June 30, 2002 is the resulting estimated $5.7 million gain, net of tax, as if the sale occurred on June 30, 2002.

(B)  Represents a pro forma adjustment to income tax payable and deferred income taxes relating to taxable gain on the sale.

(C)  Reflects the reversal of the minority interest in inSilicon that was included in Phoenix’s historical consolidated Balance Sheet and Statements of Operations.

(D)  Reflects the reversal of the cost allocation to inSilicon that was previously included in inSilicon’s Statements of Operations. Phoenix will continue to incur those costs without reimbursement from inSilicon, resulting in higher operating expenses going forward.

(E)  Represents the tax benefit resulting from additional costs that were previously allocated to inSilicon.

(c)  Exhibits

See attached Exhibit Index

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOENIX TECHNOLOGIES LTD. (Registrant)

By:	/s/ LINDA MOORE
Linda V. Moore Secretary

Date: October 4, 2002

EXHIBIT INDEX

Exhibit No.	Description

2.1	Tender and Voting Agreement by and between Synopsys, Inc. and Phoenix Technologies Ltd. dated July 23, 2002	(A)

2.2	Irrevocable proxy grant by Phoenix Technologies Ltd. to Synopsys, Inc. on Jul 23, 2002	(A)

99.1	Press Release, dated July 23, 2002	(A)

99.2	Press Release, dated September 23, 2002

(A)	Incorporated by reference to Phoenix Technologies Current Report on Form 8-K filed on July 25, 2002.